SCHEDULE 14A INFORMATION
   PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF
                                     1934
                              [AMENDMENT NO.__ ]
Filed by Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
      [ ]     Preliminary Proxy Statement
      [ ]     Confidential, for Use of the Commission Only (as permitted by
              Rule 14a-6(e)(2))
      [x]     Definitive Proxy Statement
      [ ]     Definitive Additional Materials
      [ ]     Soliciting Material Pursuant to   240.14a- 11(c) or   240.14a-12

                              International Nursing Services
                                   ----------------------

                      (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                              International Nursing Services
                                    ---------------------
                         (NAME OF PERSON(S) FILING PROXY STATEMENT)

Payment of Filing Fee (Check the appropriate box):
       [x]     No fee required.
       [ ]     Fee computed on table below per Exchange Act Rules
               14a-6(i)(4) and 0-11.

                   1) Title of each class of securities to which transaction applies:

                   2)        Aggregate number of securities to which
                             transaction applies:

                   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. Set forth amount on which filing fee is calculated and state how it was determined:

                   4)        Proposed  maximum aggregate value of transaction:

                   5)        Total  fee paid:

      [ ]   Fee paid previously with preliminary materials.

      [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0- I 1 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)     Amount Previously Paid:
2)     Form Schedule or Registration Statement No.:
3)     Filing Party:
4)     Date Filed:

                     INTERNATIONAL NURSING SERVICES, INC.
                     360 SOUTH GARFIELD STREET, SUITE 400
                            DENVER, COLORADO 80209

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                       TO BE HELD ON JANUARY 30, 1998

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of International Nursing Services, Inc., a Colorado corporation (the "Company"), will be held at the Company's principal place of business at 360 South Garfield Street, Suite 400, Denver, Colorado, on Friday, January 30, 1998 at 10:00 a.m., local time, for the following purposes:

1. To elect a Board of Directors consisting of three (3) directors to serve until the next Annual Meeting of Shareholders or until their successors are duly elected and qualified;

2.          To approve the proposal of the Board of Directors to
            effect  a  reverse  split  of  the  Company's
            outstanding    shares  of  Common  Stock;

3.          To approve the amendment of the Company's Articles
            of  Incorporation  to    change  the  name  of
            the  Corporation  to  "Medix  Resouces,  Inc";

4.          To approve the amendment of the Company's Articles of
            Incorporation  to  decrease  the  number  of
            shareholder votes required to adopt amendments to the Company's Articles of Incorporation as
            provided  by  the  Colorado  Business  Corporation    Act;

5.          To ratify the appointment of Ehrhardt Keefe Steiner
            &  Hottman  PC.  independent  public
            accountants, to audit the financial statements of the Company for the fiscal year ending
            December  28,  1997;  and

6. To transact such other business as may properly come before the Annual Meeting or any adjournments(s) thereof.

     The Board of Directors has fixed the close of business on December 8, 1997, as the record date (the "Record Date") for determining the Shareholders entitled to receive notice of, and to vote at, the Annual Meeting.

ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. HOWEVER, TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, YOU ARE URGED TO MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PREPAID ENVELOPE ENCLOSED FOR THAT PURPOSE. ANY SHAREHOLDER ATTENDING THE ANNUAL MEETING MAY VOTE IN PERSON IF SUCH SHAREHOLDER HAS PREVIOUSLY RETURNED A PROXY.

By  Order  of  the  Board  of  Directors


John  P.  Yeros,  Chairman  of  the  Board,
President  and  Chief  Executive  Officer

Denver,  Colorado
December  22,  1997




                     INTERNATIONAL NURSING SERVICES, INC.
                     360 SOUTH GARFIELD STREET, SUITE 400
                            DENVER, COLORADO 80209

                                PROXY STATEMENT
                       ANNUAL MEETING OF SHAREHOLDERS
                       TO BE HELD ON JANUARY 30, 1998

            INFORMATION CONCERNING SOLICITATION AND VOTING GENERAL

     The enclosed Proxy is solicited on behalf of the Board of Directors of International Nursing Services, Inc., a Colorado corporation (the "Company"), for use at the Annual Meeting of Shareholders to be held on Friday, January 30, 1998 at 10:00 a.m., local time, or at any adjournment(s) thereof, for the purposes set forth herein and in an accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the Company's principal place of business at 360 South Garfield Street, Suite 400, Denver, Colorado. The Company's telephone number is (303) 393-1515. These proxy solicitation materials were mailed on or about December 22, 1997 to all Shareholders listed in the Shareholder records of the Company as of the Record Date (as that term is defined below). The Company will bear the cost of this solicitation.

RECORD  DATE  AND  SHARE  OWNERSHIP

     Shareholders of record at the close of business on December 8, 1997 (the "Record Date") are entitled to vote at the Annual Meeting. At the Record Date, 12,768,272 shares of the Company's common stock, $0.001 par value per share (the "Common Stock"), were outstanding. Shareholders holding at least one-third of all shares of Common Stock represented in person or by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting.

      On November 17, 1997, the Company entered into an Agreement and Plan of Merger (the "Agreement") with Cymedix Corporation, a California corporation
("Cymedix"), a developer of medical information software, and the Company's own wholly-owned subsidiary, Cymedix Lynx Corporation , a Colorado corporation (the "Subsidiary") pursuant to which, upon satisfaction of certain closing conditions including approval of the shareholders of Cymedix, Cymedix will merge into the Subsidiary and the Company will issue 6,980,000 shares of the Company's Common Stock to the shareholders of Cymedix Corporation and grant options covering 1,200,000 shares of the Company's Common Stock to employess of Cymedix Corporation. This transaction had not closed by the Record date and such additional shares had not been issued and therefore none of such shares will vote at the Annual meeting to be held on January 30, 1997. On December 10, 1997, the Company was informed by Cymedix that the required number of shareholders of Cymedix to approve the merger had given their consent. It is expected that the Cymedix acquisition will close in early January of 1998.

REVOCABILITY  OF  PROXIES

     Any Proxy given pursuant to this solicitation may be revoked by the person or entity giving it at any time before its use by delivering to the Company a written notice of revocation or a duly executed Proxy bearing a later date or by attending the Annual Meeting and voting in person. An appointment of proxy is revoked upon the death or incapacity of the Shareholder appointing the proxy if the Secretary or other officer or agent of the Company who is authorized to tabulate votes receives notice of such death or incapacity before the proxy exercises his authority under the appointment.

VOTING  AND  SOLICITATION

     Each outstanding share of Common Stock shall be entitled to one (1) vote on each matter submitted to a vote at the Annual Meeting. Assuming a quorum is present, those candidates receiving the most votes shall be elected as directors of the Company, and the affirmative vote of a majority of the shares entitled to vote on each of the two proposed amendments to the Company's Articles of Incorporation will be required to approve each proposed amendment. The proposed reverse split and the ratification of accountants will be approved by the shareholders if the number of votes cast for the proposal exceeds the number of votes cast against the proposal, assuming a quorum is present. Abstentions and broker non-votes shall be counted towards the presence of a quorum. However, they will not be counted and will have no effect in the election of directors and in the voting on the reverse split and the ratification of accountants. In the voting on the two proposed amendments to the Articles of Incorporation, abstentions and broker non-votes will have the effect of "no" votes. The principal executive offices of the Company are located at 360 South Garfield Street, Suite 400, Denver, Colorado 80209. In addition to the use of the mails, proxies may be solicited personally, by telephone or by facsimile, and the Company may reimburse brokerage firms and other persons holding shares of the Company's Common Stock in their names or in the names of their nominees, for their reasonable expenses in forwarding proxy solicitation materials to the beneficial owners. The Company has retained the proxy solicitation firm of Regan & Associates, Inc. to assist management in soliciting proxies. The Company has agreed to pay such firm a fee of $4,000 for its services, plus accountable expenses not to exceed $2,000.

MATTERS  TO  BE  BROUGHT  BEFORE  THE  ANNUAL  MEETING

       The matters to be brought before the Annual Meeting include: (1) the election of a Board of Directors consisting of three directors; (2) the approval of the proposal of the Board of Directors to effect a reverse split of the Company's outstanding shares of Common Stock; (3) the approval of the amendment to the Company's Articles of Incorporation to change the name of the Company to "Medix Resouces, Inc"; (4) the approval of the amendment of the Company's Articles of Incorporation to decrease the number of shareholder votes required to approve an amendment to the Company's Articles of Incorporation; (5) the ratification of the appointment of Ehrhardt, Keefe, Steiner & Hottman, P.C., independent public accountants, to audit the financial statements of the Company for the fiscal year ending December 31, 1997: and (6) the transaction of such other business as may properly come before the Annual Meeting or any adjournment(s) thereof.

     DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

     Shareholders of the Company who intend to present proposals at the Company's 1998 Annual Meeting of Shareholders must deliver such proposals to the Company no later than May 1, 1998 in order to be included in the Proxy Statement and form of Proxy relating to the 1998 Annual Meeting of Shareholders. The Company currently anticipates that the 1998 Annual Meeting of Shareholders will be held on October 9, 1998.


                             ELECTION OF DIRECTORS
NOMINEES

     The Company's Board of Directors currently consists of three directors. It is contemplated that a Board of three directors, all of whom are currently serving in that capacity, will be elected at the Annual Meeting. The Board of Directors recommends that the Shareholders vote "FOR" the director nominees listed below. Unless otherwise instructed, the proxy holder will vote the proxies received by him for management's three nominees, as listed below. In the event any management nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the current Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holder intends to vote all proxies received by him in such a manner as will insure the election of as many of the nominees listed below as possible. It is not expected that any nominee will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next Annual Meeting of Shareholders, or until such person's successor has been elected and qualified. The nominees are as follows:


John  P.  Yeros
Thomas  J.  Oberle
Charles  Powell


Certain  information  regarding  each  nominee  is  set  forth  below.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE 'FOR' EACH OF THE ABOVE NOMINEES TO THE COMPANY'S BOARD OF DIRECTORS. A PLURALITY OF THE VOTES CAST BY THE SHARES ENTITLED TO VOTE AT THE ANNUAL MEETING WILL BE REQUIRED TO ELECT EACH DIRECTOR.

BOARD  MEETINGS

     The Board of Directors of the Company held a total of four meetings during the fiscal year ended December 31, 1996. All of the then current members of the Board of Directors attended (either in person or telephonically) 100% of all meetings of the Board held during the fiscal year ended December 31, 1996.


                            DIRECTORS  AND  EXECUTIVE OFFICERS

The directors and executive officers of the Company as of the date hereof are set forth below:


     NAME                            AGE                     POSITION

John P. Yeros                         46        Chairman of the Board, President
                                                and Chief Executive Officer

Barry J. McDonald                     39        Chief Operating Officer

David Kinsella                        36        Controller

Thomas J. Oberle(1)(2)                52        Director

Charles Powell(l)(2)                  42        Director
__________________

(1)          Member  of  the  Audit  Committee
(2)          Member  of  the  Compensation  Committee

      Each director will serve a term of office that will continue until the next Annual Meeting of Shareholders and until the election and qualification of his or her respective successor. All of the Company's executive officers devote full-time to the Company's business and affairs.

John P. Yeros. Mr. Yeros, the founder of the Company, has served as a director, Chairman of the Board of Directors and Chief Executive Officer of the Company from the Company's incorporation in April 1988 until the present. Mr. Yeros served as President of the Company from its incorporation to September of 1993 and resumed the title in July 1995.

Barry J. McDonald. Mr McDonald joined the Company on February 1, 1997 as Chief Operating Officer. Before that he was Senior Vice President of TherAmerica, a physical therapy staffing company, which was acquired by the Company in January 1997. He joined TherAmerica in November, 1994. From May, 1990 to November, 1994, he held various positions, including General manager, with Colorado Therapists On Call. He graduated from the University of Toledo with a degree in Healthcare Administration.

David Kinsella. Mr. Kinsella joined the company on August 25, 1997as Controller of the Company. Before joining the Company, he was employed by SBR, Inc., a private company in the retail sector, since May 1991. He held various postions with SBR, Inc., including Accounting Supervisor, divisional Controller and divisional Direcor of Accounting. He graduated from the University of Colorado with a degree in Business Administration - Accounting.

Thomas J. Oberle. Mr. Oberle has been a director of the Company since its incorporation. Since January 1993, Mr. Oberle has been the director of the Colorado Dental Association. From January 1991 to January 1993, he served as an independent insurance agent in Denver, Colorado. From October 1989 to December 1991, Mr. Oberle was a Vice President of Equicor, a health maintenance organization in Denver, Colorado. From May 1987 to October 1989, he served as President of RMS, Inc., a corporation involved in organizing various companies associated with the Children's Hospital in Denver, Colorado. Mr. Oberle devotes only such time as is necessary to the business of the Company.

Charles Powell. Mr. Powell has served as a director of the Company since September 1994. Mr. Powell cofounded KAPRE Software, Inc., Boulder, Colorado, in March 1992. Since March 1996 Mr. Powell has served as a director and the Vice President of Operations for Antalys Corporation, a privately-held software Company. Mr. Powell has served as Vice President of Finance and Vice President of International Operations of KAPRE Software from March 1992 to February 1996. From February 1992 through March 1993, Mr. Powell also served as Chief Executive Officer of Generation 5 Technology, Inc., Denver, Colorado,
a  publicly-held  software  development  company.    Mr.  Powell  devoted
approximately half of his time to each of KAPRE Software, Inc. and General 5 Technology, Inc. from March 1992 through March t993. From November 1988 to February 1992, Mr. Powell served as the Vice President of International Operations for J.D. Edwards, Inc., Englewood, Colorado, a software applications developer for the mainframe computer market. From April 1988 to June 1989, Mr. Powell was President of Sheridan Securities, Inc., Denver, Colorado. Mr. Powell currently serves on the Board of Directors of Milestone Capital, Inc. and Siscom, Inc., both publicly-held companies located in Denver, Colorado, and the Rockies Fund, Inc., headquartered in Colorado Springs, Colorado: Mr. Powell devotes only such time as is necessary to the Company's business.


                  COMPENSATION  OF  DIRECTORS  AND  EXECUTIVE OFFICERS

EXECUTIVE  OFFICER  COMPENSATION

     Summary Compensation Table. The following table sets forth the annual and long-term compensation for services in all capacities to the Company for the three years ended December 29, 1996 for John P. Yeros, the Chief Executive Officer of the Company and Colleen Dougherty-Gray, the former Chief Operating Officer of the Company who left the Company effective December 31, 1996 (the, "Named Officers"). No officer of the Company other than Mr. Yeros and Ms. Dougherty-Gray received annual salary and bonus exceeding $100,000 in 1996.




                                                                 Long-Term
                                                               Compensating
                             Annual Compensation(1)                Awards
Name and                                                   Securities Underlying
Principal                                                     Options/Warrants
Position        Fiscal Year     Salary      Bonus                  Shares
--------        -----------  ----------------------        ---------------------

John P. Yeros,    1996        $154,000      $-0-                166,187(2)
 Chief Executive  1995         130,000     10,000               300,000(3)
 Officer and      1994         109,000(4)    -0-                403,813
 Chairman of the
 Board


Colleen           1996        $108,000      $-0-                100,000
 Doughterty-Gray, 1995          96,000      5,000               100,000(3)
 Chief Operating  1994           9,230       -0-                 15,000
 Officer and Director
____________
(1) With respect to each of the Named Officers, the aggregate amount of perquisites  and  other  personal  benefits,
    securities  or  property received was less than either $50,000 or 10% of the  salary  and  bonus  reported.
(2) The options to purchase 116,187 shares of common stock granted to Mr.
    Yeros  at  $1.88  per  share  which
    represent the fair market value of the common stock at the date of grant were  replacing  previously  granted
    options  to  purchase 36,363 and 79,824 share of common stock granted at
    $2,75  and  $  2.50  per  share,  respectively.
(3) The options to purchase a total of 400,000 shares of Common Stock granted  to  Mr.  Yeros  and  Ms.  Dougherty-Gray
    were  granted  with  an  exercise  price  of  $0.63  per  share,  which represented  the  fair  market  value  of  the  Common
    Stock  at  the  time  of  issuance.
(4) Notwithstanding the terms of his employment agreement, Messrs. Yeros agreed  to  reduce  his  annual  salary  for
    fiscal  1994 to $109,000 rather than $120,000, and has agreed to reduce his  salary  in  fiscal  1997  from  $154,000
    to  $140,000.


Options Grants Table. The following table sets forth information on grants of stock options pursuant to the
Company's 1996 Stock Incentive Plan (the " 1996 Plan") to the Named Officers:


                                Percent of Total
                                Options/Warrants
                                   Granted to
         Options/Warrants         Employees in Exercise or Base     Expiration
Name     Granted (Shares)           1996(1)     Price ($/Share)         Date
----     ----------------          --------     ---------------     ----------
John P.
 Yeros      116,187(2)                28%            $1.88          August 2006

Colleen
 Dougherty
 -Gray     100,000(2)(3)             24%             $1.88          August 2006

______________
(1) The Company granted options to acquire a total of 416,187 shares of its Common Stock to employees during 1996.
(2) These options were granted pursuant to the 1996 Plan and are exercisable immediately.
(3) All of her options were forfeited when Ms. Dougherty-Gray left the Company

Fiscal Year-End Options and Warrants Table. The following table sets forth information on year-end values of stock options and warrants granted to, the Named Officers as of December 29, 1996:

                 Number of Securities Underlying  Value of Unexercised In-the
                 Unexercised Options/Warrants at  Money Options at Fiscal Year
                       Fiscal Year-End                      End(1)
                 -------------------------------  ----------------------------
Name             Exercisable       Unexercisable  Exercisable     Unexercisable
----             -----------       -------------  -----------     -------------
John P. Yeros      736,313                          $111,000
Colleen Dougherty
 -Gray(2)          215,000                           $37,000

_____________
(1) The dollar values are calculated by determining the difference between $1.00 per share, the fair market value of the Common Stock at December 29, 1996, and the exercise price of the respective options.
(2) All of her options were forfeited when Ms. Dougherty-Gray left the Company

The Company has no retirement, pension or profit-sharing program for the benefit of its directors, executive officers or other employees, but the Board of Directors may recommend one or more such programs for adoption in the future.

     Employment Agreements. Mr. Yeros entered into an Employment Agreement with the Company effective October 15, 1993, which has been amended and extended effective January 1, 1997. Ms. Dougherty-Gray's Employment Agreement terminated effective December 31, 1996 when she resigned from the Company, and in exchange for a release of all claims against the Company was given severance equal to six months at her then current salary. Mr. Yeros' extended Employment Agreement provides for a five-year term, through December31, 2001, with the right on the part of the Company to extend the Employment Agreement on written notice to the employee given not less than 90 days prior to the expiration of the initial term. Mr. McDonald entered into a similar Employment Agreement with the Company that provides for a two-year term to February 1, 1999. Such Employment Agreements provide for termination by the employee with or without cause or by the Company with cause. Each Employment Agreement is subject to termination by the Company without cause after the initial one-year term, subject to the right of the employee to receive 12 months' compensation. His Employment Agreement provides for Mr. Yeros to receive a minimum annual salary of $165,000 for the first year, and adjusted upwards at a minimum of 10% annually after 1997. Mr Yeros has agreed to reduce his salary for fiscal 1997 to $140,000. Mr McDonald's Employment Agreement provides that will receive a minimum annual salary of $110,000 for 1997. The Employment Agreements contain bonus and stock option provisions that empower the Board of Directors to grant bonuses and stock options based upon the employee's performance. The Employment Agreement contains provisions providing that, upon the occurrence of a "Triggering Event" (defined to include a non-negotiated change in ownership of between 50 % and 80 % of the outstanding shares of the Company's Common Stock or a non-negotiated merger of the Company with and into another corporation) during the period that Mr. Yeros or Mr. McDonald is acting as an officer or director of the Company, he will receive a lump sum payment equal to one(1) times the previous year's base pay in the event of termination other than for cause. The Employment Agreements also contain a non-compete provision that extends for a period of one year after termination or resignation of the employee, as well as certain confidentiality provisions.

DIRECTOR  COMPENSATION

             Non-employee-director  of  the  Company  receives  any additional
compensation  for  services  as  a  director.    Non-
employee directors receive no salary for their services as such, although they did receive a fee of $250 per Board or committee meeting attended in 1996, which was raised to $500 in 1997. The Board of Directors has also authorized payment of reasonable travel or other out-of-pocket expenses incurred by non-employee directors for attending Board or committee meetings. During 1996, Mr. Oberle and Mr.Powell were each paid $500 for their services to the Company.

STOCK  OPTION  PLANS  AND  WARRANTS

     The Company adopted an Incentive Stock Option Plan in 1988 (the "Incentive Plan"). The Incentive Plan covers an aggregate of 100,000 shares of common stock. The Incentive Plan is administered by the Compensation Committee of the Board of Directors, of which Messrs. Oberle and Powell are members. The Incentive Plan provides that no options may be granted at an exercise price less than the fair market value of the common stock of the Company on the date of grant. Unless otherwise specified, the options expire ten years from the date of grant and may not be exercised during the initial one-year period from the date of grant. Thereafter, the options may be exercised in whole or in part, depending on terms of the particular option. As of November 24 1997, options for 37,000 shares were outstanding pursuant to the Incentive Plan at exercise prices ranging from $.25 to $2.50. None of such options have been exercised. The Company intends to continue to grant options under the Incentive Plan to the extent of the shares reserved thereunder.

     The 1994 Omnibus Stock Plan (the "Omnibus Plan") was adopted by the Company's Board of Directors effective January 1, 1994, subject to shareholder approval which must be received within one year of the date the Company's Board adopted such plan. The purpose of the Omnibus Plan is to provide a vehicle under which a variety of equity based awards may be granted to employees, nonaffiliated individuals (as defined in the Omnibus Plan), and non-employee directors of the Company in order to promote the Company's development and success. The Omnibus Plan permits the award of non-qualified stock options, incentive stock options, restricted shares, performance units, performance shares, share appreciation rights, and other forms of awards, including deferrals of earned awards, as approved by the Compensation Committee of the Board of Directors. A maximum of 500,000 shares of common stock are reserved and available for grants of any kind under the Omnibus Plan. As of November 24, 1997, options for 316,188 shares were outstanding under the Omnibus Plan at exercise prices ranging from $1.34 to $6.00.

              The 1996 Stock Incentive Plan (the 1996 Plan") was adopted by the Company's Board of Directors effective
November 22, 1995. The purpose of the 1996 Plan is to provide a vehicle under which a variety of equity based awards may be granted to employees, nonaffiliated individuals (as defined in the 1996 Plan), and non-employee  directors  of  the  Company  in  order  to promote the Company's
development  and  success.    The
 1996 Plan permits the award of non-qualified stock options, incentive stock options, stock awards and purchases, as approved by the Compensation Committee of the Board of Directors. A maximum of 3,000,000 shares of common  stock are reserved and available for grants of any kind under the 1996
Plan.    As  of  March  1997,  options
for 1,568,031 shares were outstanding under the 1996 Plan at exercise prices of between $.25 and $1.88.

              In November 1994, the Board of Directors issued warrants to Mr. Yeros entitling him to acquire 287,626 shares of Common Stock. The warrants originally had an exercise price of $1.75, the fair market value at the date of grant, but in 1997 the exercise price was adjusted to $0.25, the then fair market value. The warrants vested immediately and are exercisable when the Company's consolidated revenues, on a pro forma basis, equal or exceed $20,000,000, or at the end of seven years, whichever comes first. These warrants expire at the end of seven years, November 23, 2001, if not exercised. The Compensation Committee of the Board of Directors approved the granting of these warrants.

CONFLICTS  OF  INTEREST

     The Company has adopted a policy that any transactions with directors or officers or any entities in which they are also officers or directors or in which they have a financial interest, will only be on terms that would be reached in an arms-length transaction, consistent with industry standards and approved by a majority of the disinterested directors of the Company's Board of Directors. This policy, which is set forth in the minutes of the Board of Directors, provides that no such transaction by the Company shall be either void or voidable solely because of such relationship or interest of such directors or officers or solely because such directors are present at the meeting of the Board of Directors of the Company or a committee thereof that approves such transaction or solely because their votes are counted for such purpose. In addition, interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors of the Company or a committee thereof that approves such a transaction.


SECURITY  OWNERSHIP  OF  CERTAIN  BENEFICIAL  OWNERS  AND  MANAGEMENT

     The following table sets forth certain information regarding beneficial ownership of Common Stock as of December 8, 1997 (prior to the closing of the Cymedix acquisition and the issuance of 6,980,000 shares in connection therewith described above) by (i) each person known by the Company to own beneficially more than 5 % of the outstanding shares of Common Stock. (ii) each director , nominee and each of the Named Officers and (iii) all executive officers and directors and nominees as a Group. Shares not outstanding but deemed beneficiall01y owned by virtue of the right of any individual to acquire shares within 60 days are treated as outstanding only when determining the amount and percentage of Common Stock owned by such individual. Each person has sole voting and investment power with respect to the shares shown, except as noted.



                                 Number of Shares          Percentage of Class

John P. Yeros(1)(2)                   1,366,313                     9.7%
Barry McDonald(1)(3)                    350,000                     2.7%
David Kinsella(1)(3)                     50,000                     0.4%
Thomas J. Oberle(1)(3)                  205,000                     1.5%
Charles Powell(1)(3)                    203,000                     1.5%
All directors and officers
 as a group(5 persons)                2,174,313                    14.6%

________________
(1) The address for each named officer and director is 360 South Garfield Street, Suite 400, Denver, Colorado 80209.
(2) Includes 1,236,313 shares subject to currently exercisable options or options exercisable within 60 days.
(3) Represents shares subject to currently exercisable options or options exercisable within 60 days.


                        CERTAIN BUSINESS RELATIONSHFPS

     In connection with the Company's purchase of a travel nurse business from Staff Builders in 1992, the Company issued a promissory note in the amount of $275,000 to Staff Builders that was guaranteed by Mr. Yeros. The Company also issued a warrant to Staff Builders to purchase 37,500 shares of the Company's Common Stock at an exercise price of $6.00 per share, which war-rant is exercisable for a three-year period. The promissory note bears interest at the rate of 8% per annum and was initially due on September 30, 1993. In November 1993, Staff Builders and the Company entered into a modification agreement that provided that the term of the promissory note would be extended to September 30, 1995. The Company is currently in default under this promissory note for nonpayment. The Company agreed to increase the number of shares of Common Stock purchasable upon exercise of Staff Builders' warrant from 37.500 shares to 50.000 shares, and to reduce the exercise price from $6.00 per share to S4.00 per share. Additionally, the modification agreement provided that 50 % of the principal balance of the promissory note would be repaid upon completion of the Company's 1994 public offering and that the remaining balance would be repaid in the event the Company completes an additional public or private financing during the remaining term of the promissory note. From the proceeds of the Company's 1994 public offering, $137,500 was paid to Staff Builders in accordance with the terms of the modification agreement. Mr. Yeros received an indirect personal benefit as a result of the partial release of his personal guarantee.

     The Board of Directors believes that the terms of the transactions described above were at least as favorable as could have been obtained from unaffiliated third parties. The Company has adopted policies that any loans to officers, directors and 5% or more shareholders (collectively, "Affiliates are subject to approval by a majority of the disinterested directors and that future transactions with Affiliates will be on terms no less favorable than could be obtained from unaffiliated parties and approved by a majority of the disinterested directors.


COMPLIANCE  WITH  SECTION  16(A)  OF  THE  SECURITIES  EXCHANGE  ACT  OF  1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of the Company's Common Stock and other equity securities. Officers, directors and greater than 10% shareholders are requested by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) reports they file.

     During fiscal 1996, John P. Yeros did not file on a timely basis Forms 4 or 5 concerning the grant of certain options, Colleen Doughherty-Gray did not file Forms 4 or 5 concerning the grant of certain options and Robin Bradbury, the Company's former Chief Financial Officer, did not file on a timely basis Forms 4 or 5 concerning the grant of certain options.



     REVERSE  SPLIT  OF  THE  OUTSTANDING SHARES OF THE COMPANY'S COMMON STOCK

GENERAL

     The Board of Directors of the Company has authorized a vote by the shareholders on a proposal to effect a reverse split of the issued and outstanding shares of Common Stock (the Reverse Stock Split") if on February 2, 1998, the reported last sale price of the Company's Common Stock on the Nasdaq SmallCap Market has not been over $1.25 for each of the previous ten days on which the Common Stock traded in such market (the "Trading Period"). The ratio of the Reverse Stock Split (the "Reverse Split Ratio") would be determined based on the formula set forth below, and could vary from 1 for 2
to  1  for  10.    A  copy of the Plan of Effecting a Reverse Stock Split (the
"Plan"), which has been approved by the Board of Directors and is recommended to the shareholders for their approval at the Annual Meeting is attached as Exhibit A. If adopted, each share of Common Stock issued and outstanding immediately prior to February 18, 1998 (the "Effective Date") will be reclassified as, and changed into, a fraction of one share of Common Stock, depending on the Reverse Split Ratio that results from the application of the formula set forth below and in the Plan.

     By approving this proposal, the Shareholders will authorize a Reverse Split Ratio determined as follows, based upon the average last sale price per share of the Common Stock as reported on the Nasdaq SmallCap Market during the Trading Period:


            Average  Last
             Sale  Price                           Reverse
      During  Trading  Period                   Split Ratio
     -----------------------                    ------------

            Under  $0.15                         1  for  10
            $0.16  to  $0.25                     1  for  8
            $0.26  to  $0.40                     1  for  5
            $0.41  to  $0.50                     1  for  4
            $0.51  to  $0.65                     1  for  3
            $0.66  to  $1.25                     1  for  2


If  the  average last sale price during the Trading Period is over $1.25  peer
share,  the  Reverse  Stock    Split  will  not  occur.

     However, by approving this proposal, the Shareholders will also give the Board of Directors authority to determine, in its sole discretion, that it is in the best interest of the Company to abandon the the Reverse Stock Split at any time prior to the Effective Date, without further action by the Shareholders.

     The Reverse Stock Split, if it occurs, will not materially affect any Shareholder's proportionate equity interest in the Company or the relative rights, preferences, privileges or priorities of any Shareholder. In addition, pursuant to the terms of the Company's stock option plans, warrants and convertible debt, the number of shares issuable upon exercise of outstanding options, warrants and convertible debt, and the exercise price per share, will be proportionately adjusted.

PURPOSE  AND  EFFECT  OF  THE  REVERSE  STOCK  SPLIT

     For approximately the last seven months, the Company's Common Stock has traded below $1.00 per share, which is the minimum bid price for continued listing on the Nasdaq SmallCap Market, unless an alternative test is met. The Company has maintained its listing on the Nasdaq SmallCap Market by meeting the alternative test. However, on August 25, 1997, The Nasdaq Stock Market, Inc ("Nasdaq") announced revised initial and continuing listing standards for the Nasdaq SmallCap Market. Among these revised standards, Nasdaq has announced that it is eliminating the alternative test to the $1.00 minimum bid. Listed companies that do not meet the revised standards have been given until February 23, 1998 to bring themselves into compliance. In order to avoid being delisted from the Nasdaq SmallCap Market, the Company's Board of Directors has determined to propose to the Company's Shareholders for their approval, the Reverse Stock Split, which would only take place if the Company's Common Stock continued to trade below $1.25 per share during the Trading Period. The principal effect of the Reverse Stock Split will be to decrease the number of outstanding shares of Common Stock from 12,768,272 shares, as of the Record Date, to an amount that would depend on the Reverse Split Ratio used, which could vary from approximately 6,384,136 shares, if the Split Ratio were 1 for 2, to approximately 1,276,827 shares, if the Reverse
Split Ratio were 1 for 10 (all as if the Reverse Stock Split occurred on the Record Date). The Common Stock issued pursuant to the Reverse Stock Split will be fully paid and nonassessable. The respective voting rights and other rights that accompany the Common Stock will not be altered by the Reverse Stock Split (other than as a result of payment of cash in lieu of fractional shares as discussed below), and the par value of the Common Stock will remain at $.001 per share. Consummation of the Reverse Stock Split will not alter the number of authorized shares of the Company's Common Stock, which will remain at 25,000,000. The currently authorized and outstanding shares of the Company's Preferred Stock, 488 and 155, respectively, will not be affected by this vote, other than a pro-rata reduction in the number of shares of Common Stock into which the Preferred Stock is convertible and a pro-rata increase in conversion price. After giving effect to the Reverse Stock Split, the number of outstanding shares of Common Stock (as of December 8, 1997) would be as set forth above, with the result that authorized but unissued shares would be an amount from 18,615,864 to 23,723,173, depending on the Reverse Split Ratio, with approximately 5,501,000 to 1,100,400 of such shares of Common Stock being reserved for issuance pursuant to the Company's warrants, stock option plans and convertible preferred stock. At this time, the Company has no plans to issue additional shares of its Common Stock other than pursuant to outstanding options, warrants and convertible preferred stock, and other than its obligation to issue 6,980,000 pre-split shares of the Company's Common Stock at the closing of the Cymedix acquisition described above and in connection therewith to grant options covering 1,200,000 pre-split shares of the Company's Common Stock to employees of Cymedix who become employees of the Subsidiary.

     The Board of Directors believes that a decrease in the number of shares of Common Stock outstanding without any material alteration of the proportionate economic interest in the Company represented by individual share holdings may increase the trading price of the Common Stock, although no assurance can be given that the market price of the Common Stock will rise in proportion to the reduction in the number of shares outstanding resulting from the Reverse Stock Split. Such a result could contribute to the Company's ability to retain its listing on the Nasdaq SmallCap Market, although retaining such listing can not be assured

      There can be no assurance that the Reverse Stock Split will not adversely impact the market price of the Common Stock, that the marketability of the Common Stock will improve as a result of the Reverse Stock Split or that the Reverse Stock Split will otherwise have any of the effects described herein. If the Company's Common Stock is removed from listing on the Nasdaq SmallCap Market, price information will be available on the NASD OTC Bulletin Board. However, such information is not as widely available as Nasdaq
SmallCap  Market  information  in  newspapers  and  other  publications.

CERTIFICATES  AND  FRACTIONAL  SHARES

     The Reverse Stock Split will occur on the Effective Date without any action on the part of Shareholders of the Company and without regard to the date or dates certificates presently representing shares of the Common Stock (the "Old Certificates") are physically surrendered for certificates representing the number of shares of the Common Stock such Shareholders are entitled to receive as a consequence of the Reverse Stock Split (the "New Certificates"). The Old Certificates will be deemed to represent the number of shares of Common Stock resulting from the application of the appropriate Reverse Split Ratio after the Effective Date of the Reverse Stock Split. New Certificates will be issued in due course as Old Certificates are tendered to the Exchange Agent for exchange or transfer. No fractional shares of Common Stock will be issued and, in lieu thereof, Shareholders holding a number of shares of Common Stock not evenly divisible by the Reverse Split Ratio, upon surrender of their Old Certificates, will receive cash in lieu of fractional shares of Common Stock. Such cash payment will not be made until a Shareholder presents his Old Certificates to the Exchange Agent. The price payable by the Company for the fractional shares of Common Stock will be equal to the product of (a) the number of old shares that appears in the numerator of  the  fraction of a new share, times (b) the average of the last sale price
                                  -----
of one old share, as reported on the Nasdaq SmallCap Market for the ten trading days immediately preceding the Effective Date.

     Only the fractional shares will be purchased by the Company, as a result, whole shares will remain outstanding. For example, if stockholder Z owns 125 old shares of the Company's Common Stock, and the Reverse Split Ratio is 1 for 2, then dividing 125 shares by 2 would cause stockholder Z to hold, after the reverse split, 62.5 new shares. Stockholder Z would be issued a New Certificate for 62 new shares and would receive a cash payment (calculated as described above) for his .5 new share fractional interest.

SOURCE  OF  FUNDS;  NUMBER  OF  HOLDERS

     The funds required to purchase the fractional shares are available and will be paid from the current cash reserves of the Company. The Company's Shareholder list indicates that a portion of the outstanding Common Stock is registered in the names of clearing agencies and broker nominees. It is, therefore, not possible to predict with certainty the number of fractional shares and the total amount that the Company will be required to pay for fractional share interests. However, it is not anticipated that the funds necessary to effect the cancellation of fractional shares will be material.

     As of December 8, 1997, the Company had approximately 400 shareholders of record, and approximately 1800 beneficial owners, of Common Stock. The Company does not anticipate that the Reverse Stock Split and the payment of cash in lieu of fractional shares will result in a significant reduction in the number of shareholders of record or beneficial owners of Common Stock. The Company does not presently intend to seek, either before or after the Reverse Stock Split, any change in the Company's status as a reporting company for federal securities law purposes.

EXCHANGE OF STOCK CERTIFICATES

     As soon as practicable after the Effective Date, the Company will send a letter of transmittal to each shareholder of record on the Effective Date for use in transmitting Old Certificates to the Exchange Agent. The letter of transmittal will contain instructions for the surrender of Old Certificates to the Exchange Agent in exchange for New Certificates. No New Certificates will be issued to a shareholder until such shareholder has surrendered all Old Certificates together with a properly completed and executed letter of transmittal to the Exchange Agent.

     Upon proper completion and execution of the letter of transmittal and return thereof to the Exchange Agent, together with all Old Certificates, shareholders will receive a New Certificate or New Certificates representing the number of whole shares of new Common Stock into which their shares of Common Stock represented by the Old Certificates have been converted as a result of the Reverse Stock Split. Until surrendered, outstanding Old Certificates held by Shareholders will be deemed f or all purposes to represent the number of whole shares of new Common Stock to which such shareholders are entitled as a result of the Reverse Stock Split.
Shareholders should not send their Old Certificates to the Exchange Agent until they have received the letter of transmittal. Shares not presented for surrender as soon as practicable after the letter of transmittal is sent will be exchanged at the first time they are presented for transfer.

     No service charges will be payable by holders of shares of Common Stock in connection with the exchange of certificates, all expenses of which will be borne by the Company. However, if a transfer of ownership is requested, a fee may be charged.

FEDERAL  INCOME  TAX  CONSECTUENCES

     Except as described below with respect to cash received in lieu of fractional share interests, the receipt of Common Stock in the Reverse Stock Split should not result in any taxable gain or loss to Shareholders for federal income tax purposes. The tax basis of Common Stock received as a result of the Reverse Stock Split (including any fractional share interests to which a Shareholder is entitled) will be equal, in the aggregate, to the basis of the shares exchanged for the Common Stock. For tax purposes, the holding period of the shares immediately prior to the Effective Date will be included in the holding period of the Common Stock received as a result of the Reverse Stock Split, including any fractional share interests to which a Shareholder is entitled. A Shareholder who receives cash in lieu of fractional shares of Common Stock will be treated as first receiving such fractional shares and then receiving cash as payment in exchange for such fractional shares of Common Stock, and will recognize capital gain or loss in an amount equal to the difference between the amount of cash received and the adjusted basis of the fractional shares treated as surrendered for cash.

     THE FEDERAL INCOME TAX DISCUSSION WITH RESPECT TO THE REVERSE STOCK SPLIT SET FORTH ABOVE IS INCLUDED HEREIN FOR GENERAL INFORMATION ONLY. ALL SHAREHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISORS AS TO ANY FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES APPLICABLE TO THEM WHICH COULD RESULT FROM THE REVERSE SPLIT.

RIGHT  OF  DISSENT

                          Article 113 of the Colorado Business Corporation Act
provides that a shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of such shareholder's shares in the event of a reverse split that reduces the number of shares owned by the shareholder to only a fraction of a share or to scrip if the fractional share or scrip so created is to be acquired for cash. While the Company is not aware that any of its shareholders own so few shares that they would be "cashed out" of their total equity interest in the Company by the Reverse Stock Split, if such shareholders exist they have a statutory right to dissent (a "Qualifying Shareholder"). The Company's Qualifying Shareholders will be entitled to that right if the Reverse Stock Split is approved by the shareholders of the Company and the Reverse Stock Split becomes effective. Attached to the Proxy Statement as Exhibit C is a copy of Article 113 for your review, as required by Colorado law. If a Qualifying Shareholder desires to exercise its dissenters' rights, it must (a) cause the Company to receive written notice, before the vote is taken, of the Qualifying Shareholder's intention to demand payment for the Qualifying Shareholder's fractional share resulting from the Reverse Stock Split, and (b) not vote its shares in favor of the proposed Reverse Stock Split. If a Qualifying Shareholder does not satisfy these requirements, it is not entitled to demand payment as described above. If the Reverse Stock Split is approved at the Annual Meeting, the Company shall give all Qualifying Shareholders who complied with clauses (a) and (b) above written notice of the approval of the Reverse Stock Split within ten (10) days after the effective date. Such notice shall inform those Qualifying Shareholders how they may receive payment as a dissenting shareholder. Such Qualifying Shareholders will be given at least thirty (30) days to deliver its payment demand and stock certificate to the Company or its agent. If the Reverse Stock Split has not become effective within sixty (60) days after the date set by the Company by which payment demands and stock certificates must be received, the stock certificates received by the Company or its agent shall be returned to each dissenting shareholder. If the Reverse Stock Split becomes effective after such sixty days, the Company shall send a new dissenter's notice and the provisions of Article 113 shall again be applicable.

                          A  dissenting  Qualifying Shareholder may reject the
Company's payment offer, or may give notice to the Company in writing of the shareholder's estimate of the fair value and amount of interest owed to the shareholder by the Company, if (a) the dissenting shareholder believes the amount paid by the Company is less than fair value or the interest calculation is incorrect, (b) the Company fails to make payment within sixty (60) days of the date the shareholder's payment demand was due, or (c) the Company does not return the deposited stock certificates as required if the Reverse Stock Split does not become effective. If the dissenting Qualifying Shareholder provides such notice, the Company must pay the shareholder's demand or commence a court proceeding within sixty (60) days of receiving such rejection or additional payment demand, as set forth in Part 3 of Article 113, attached hereto as Exhibit C. A dissenting Qualifying Shareholder waives its right to require the Company to pay its demand or seek judicial review if the Company does not receive this notice within thirty (30) days after the Company made or offered payment to the dissenting Qualifying Shareholder.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE 'FOR' THE REVERSE STOCK SPLIT PLAN. SUCH PROPOSAL SHALL BE RATIFIED IF A PLURALITY OF THE SHARES REPRESENTED AT THE ANNUAL MEETING VOTE IN FAVOR OF THE APPOINTMENT.





                            AMENDMENT  TO  THE  ARTICLES  OF  INCORPORATION
                                  TO  CHANGE  THE  COMPANY'S  NAME

     The Board has passed a resolution authorizing the amendment of the Company's Articles of Incorporation to change its name to " Medix Resouces, Inc" The Company's management believes that the Company's current name,
"International Nursing Services, Inc " does not accurately reflect the business of the Corporation, which now involves providing a broad range of medical temporary worker services, not just nursing services, and, upon the closing of the Cymedix acquisition, also the licensing of software applications to medical facilities and professionals. Management believes that the name "Medix Resources" better lends itself to marketing campaigns, name recognition and brand loyalty than the Company's current name. The text of such proposed amendment appears in Section 4(a) of the proposed Articles of Amendment to Articles of Incorporation attached hereto as Exhibit B.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE 'FOR' THE AMENDMENT. THE ADOPTION OF THE PROPOSED AMENDMENT TO THE ARTICLES OF INCORPORATION REQUIRES THAT HOLDERS OF A MAJORITY OF THE SHARES ENTITLED TO VOTE AT THE ANNUAL MEETING MUST VOTE IN FAVOR OF THE AMENDMENT TO CHANGE THE COMPANY'S NAME.


                                   AMENDMENT  TO THE ARTICLES OF INCORPORATION
                                  TO  DECREASE THE NUMBER OF SHAREHOLDER VOTES
                   NEEDED  TO  AMEND  THE  COMPANY'S ARTICLES OF INCORPORATION

     On July 1, 1994, the Colorado Business Corporation Act (the "Act") became effective, replacing the Colorado Corporation Code (the "Code"). Under the Act, an action is approved by the shareholders at a meeting if a quorum is present and if the votes cast favoring the action exceed the votes cast opposing the action. Under the Code, a majority of votes cast at a meeting at which a quorum was present was necessary for shareholder approval. The effect of the Code requirement meant that abstentions where effectively "no" votes, and a proposal could be defeated even though it had more "yes" votes than "no" votes. The Act has made abstentions irrelevant for "normal" shareholder voting, although a majority of shares outstanding are required to be voted in favor of certain major corporate decisions such as mergers, sale of all assets and dissolution. The Act now permits an amendment to the articles of incorporation to be adopted if more votes are cast for it than against it, if a quorum is present. However, this provision only applies to corporations incorporated on or after July 1, 1994. The Code provisions were grandfathered for pre-existing Colorado corporations, such as the Company, unless the shareholders of the pre-existing corporation approve the application of the Act's amendment provisions to the corporation. In fact, the Company's Articles of Incorporation require even a higher vote than the Code required, a majority of the share entitled to vote thereon. The current Article XIII of the Company's Articles of Incorporation reads a follows:


"ARTICLE  XIII

AMENDMENT

These Articles of Incorporation may be amended by resolution of the Board of Directors if no shares have been issued, and if shares have been issued, by the affirmative vote of the holders of a least a majority of the shares entitled to vote thereon (emphasis added) at a meeting duly called for that purpose, or, when authorized, when such action is ratified by the written consent of all the shareholders entitled to vote thereon."

     The Board of Directors has determined that it would be in the best interest of the Company to apply the Act amendment provisions to any future proposals to amend the Company's Articles of Incorporation. The lack of large ownership blocks among the Company's shareholders particularly makes it difficult of get the higher vote requirement. The Board of Directors believes that if a proposed amendment receives more "yes" votes than "no" votes, it should be adopted. The other material in the existing Article XIII that is not included in the proposed amendment is either no longer applicable or does not need to be in the Articles of Incorporation. The text of such proposed amendment appears in Section 4(b) of the proposed Articles of Amendment to Articles of Incorporation attached hereto as Exhibit B, and is also set forth here for comparative purposes:
                                         "ARTICLE XIII"
                                           AMENDMENT
                                           ---------

      These Articles of Incorporation may be amended by the affirmative vote of such number of shareholders entitled to vote thereon that would be required to take such action if the action were taken by a corporation formed on or after July 1, 1994."

THE BOARD OF DIRECTORS RECOMMENDS A VOTE 'FOR' THE PROPOSED AMENDMENT. THE ADOPTION OF THE PROPOSED AMENDMENT TO THE ARTICLES OF INCORPORATION REQUIRES THAT HOLDERS OF A MAJORITY OF THE SHARES ENTITLED TO VOTE AT THE ANNUAL MEETING MUST VOTE IN FAVOR OF THE AMENDMENT TO DECREASE THE VOTE REQUIRED FOR APPROVAL OF AMENDMENTS TO THE COMPANY'S ARTICLES OF INCORPORATION.


RATIFICATION  OF  APPOINTMENT  OF  EHRHARDT  KEEFE  STEINER  &  HOTTMAN  PC

     The Board of Directors has appointed Ehrhardt Keefe Steiner & Hottman PC, independent public accountants, to audit the Company's financial statements for the fiscal year ending December 28, 1997 and recommends that the Company's Shareholders ratify such appointment. Representatives of Ehrhardt Keefe Steiner & Hottman PC are expected to be present at the Annual Meeting, and will have the opportunity to make a statement if thev desire, and are expected to be available to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE 'FOR' THE RATIFICATION OF EHRHARDT KEEFE STEINER & HOTTMAN PC TO AUDIT THE COMPANY'S FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDING DECEMBER 28, 1997. SUCH APPOINTMENT SHALL BE RATIFIED IF A PLURALITY OF THE SHARES REPRESENTED AT THE ANNUAL MEETING VOTE IN FAVOR OF THE APPOINTMENT.


                                 OTHER MATTERS

          Management knows of no other matters to be submitted to the Annual Meeting. If any other matters properly come before the Annual Meeting, it is intended that the person named in the enclosed form of Proxy will vote such Proxy in accordance with his judgment.


              ANNUAL REPORT TO SECURITIES AND EXCHANGE COMMISSION

     A copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended December 29, 1996, as filed with the Securities and Exchange Commission, is enclosed herewith as the Company's Annual Report to Shareholders and additional copies thereof may be obtained by Shareholders, without charge, by written request to John P. Yeros, President, International Nursing Services, Inc., 360 South Garfield Street, Suite 400, Denver, Colorado 80209.


By Order of the Board of Directors
 DATED:     December 22 , 1997








EXHIBIT A

                                     PLAN OF EFFECTING A REVERSE STOCK SPLIT

     The Board of Directors of International Nursing Services, Inc. (the "Company"), acting by unanimous consent effective December 22, 1997 has adopted the following Plan of Effecting a Reverse Stock Split (the "Plan") and authorizes the officers of the Company to present this Plan to the Company's shareholders for approval pursuant to Section 105 of Article 106 of the Colorado Business Corporation Act, and further unanimously recommends such approval to the shareholders of the Company.

Section 1. On February 18, 1998, if this Plan has been approved by the Company's shareholders and not abandoned as provided in Section 5 or Section 6 below (the "Effective Date"), each share of Common Stock of the Company issued and outstanding immediately prior to the Effective Date (the "Old Common Stock") shall automatically and without any action on the part of the holder thereof be reclassified as, and changed into, a fraction of a share of Common Stock (the "New Common Stock") based upon the Reverse Split Ratio determined according to the formula set forth in Section 5 below , subject to
the  treatment  of  fractional  share  interests  as  described  below.   Such
reclassification and change of Old Common Stock into New Common Stock shall not change the par value per share of the shares reclassified and changed, which par value shall remain $.001 per share. Each holder of a certificate or certificates, which immediately prior to the Effective Date represented outstanding shares of Old Common Stock (the "Old Certificates", whether one or more), shall be entitled to receive, upon surrender of such Old Certificates to the Company's agent (the "Exchange Agent") for cancellation, a certificate or certificates representing the number of whole shares of New Common Stock into which and for which the shares of the Old Common Stock, formerly represented by such Old Certificates so surrendered, are reclassified under the terms hereof (the "New Certificates", whether one or more). From and after the Effective Date, Old Certificates shall represent only the right to receive New Certificates (and, where applicable, cash in lieu of fractional shares, as provided below) pursuant to the provisions hereof.

Section 2. No certificates or scrip representing fractional share interests in New Common Stock will be issued, and no such fractional share interest will entitle the holder thereof to vote, or to any rights of a stockholder of the Company. A holder of Old Certificates shall receive, in lieu of any fraction of a share of New Common Stock to which the holder would otherwise be entitled, a cash payment therefor in an amount equal to the product of (a) the number of shares of Old Common Stock that appears in the numerator of such fraction times (b) the average of the last sale price of one share of Old Common Stock, as reported on the Nasdaq SmallCap Market for the ten business days immediately preceding the Effective Date for which transactions in Old Common Stock are reported. If more than one Old Certificate shall be surrendered at one time for the account of the same stockholder, the number of full shares of New Common Stock for which New Certificates shall be issued shall be computed on the basis of the aggregate number of shares represented by the Old Certificates so surrendered. In the event that the Exchange Agent becomes aware that a holder of Old Certificates has not tendered all the holder's certificates for exchange, the Exchange Agent shall carry forward any fractional share until all certificates of that holder have been presented for exchange such that payment for fractional shares to any one holder shall not exceed the value of one share of Old Common Stock.

Section 3. If any New Certificate is to be issued in a name other than that in which the Old Certificates surrendered for exchange are issued, the Old Certificates so surrendered shall be properly endorsed and otherwise in proper form for transfer, and the person or persons requesting such exchange shall affix any requisite stock transfer tax stamps to the Old Certificates surrendered, or provide funds for their purchase, or establish to the satisfaction of the Exchange Agent that such taxes are not payable.

Section 4. From and after the Effective Date, the amount of capital represented by the shares of the New Common Stock into which and for which the shares of the Old Common Stock are reclassified under the terms hereof shall be the same as the amount of capital represented by the shares of Old Common Stock so reclassified, until thereafter reduced or increased in accordance with applicable law."

Section 5. (a) The Reverse Split Ratio to be used in Section 1 above shall be determined as follows, based upon the average last sale price per share of the Common Stock as reported on the Nasdaq SmallCap Market during the Trading Period (as defined below):

                                 Average  Last
                                  Sale  Price              Reverse
                           During  Trading  Period       Split Ratio
                           -----------------------        -----------
                                Under  $0.15              1  for  10
                                $0.16  to  $0.25          1  for  8
                                $0.26  to  $0.40          1  for  5
                                $0.41  to  $0.50          1  for  4
                                $0.51  to  $0.65          1  for  3
                                $0.66  to  $1.25          1  for  2

If the average last sale price during the Trading Period is over $1.25 per share, no reverse stock split shall occur and this Plan shall be abandoned without further action by any party

(b) For the purpose of this Section 5, "Trading Period" shall mean the period of ten trading days on which the Common Stock trades in the Nasdaq SmallCap Market prior to February 2, 1998.

Section 6. Before and after the vote by the shareholders to approve this Plan, the Board of Directors shall have authority to determine, in its sole discretion, that it is in the best interest of the Company to abandon the reverse stock split and this Plan at any time prior to the Effective Date, without further action by the shareholders of the Company.



EXHIBIT  B
                             ARTICLES  OF  AMENDMENT
                                      TO
                           ARTICLES OF INCORPORATION
                                      OF
                     INTERNATIONAL NURSING SERVICES, INC.


     Pursuant to the provisions of the Colorado Business Corporation Act, as amended (the "Act"), International Nursing Services, Inc., a Corporation organized under the laws of the State of Colorado, by its Chief Executive Officer, does hereby certify as follows:

1.  The name of the Corporation is International Nursing Services, Inc.

2. The Board of Directors of said Corporation has consented to, authorized by unanimous written consent and passed resolutions declaring that the amendments to the Articles of Incorporation contained herein is advisable and decided to present such amendment to the shareholders of the Corporation at the Annual Meeting of shareholders.

3. Upon notice given to each shareholder of record entitled to vote on such amendment to the Articles of Incorporation in accordance with the requirements of the Act, the Annual Meeting of the shareholders of the Corporation was held on January 30, 1998, at which meeting holders representing at least a majority of the voting power were present in person or represented by proxy, and the number of votes cast for the amendment by each voting group entitled to vote separately on the amendment was sufficient for approval by the voting group.

4.  The  amendments  approved  was  as  follows:

(a) Article I of the Corporation's Articles of Incorporation is amended in its entirety to read as follow:


"ARTICLE  I"
     NAME

The  name  of  the  Corporation  is:

Medix  Resouces,  Inc

(b) Articles XIII of the Corporation's Articles of Incorporation is amended in its entirety to read as follows:

                                           "ARTICLE  XIII"
                                              AMENDMENT
                                              ---------

      These Articles of Incorporation may be amended by the affirmative vote of such number of shareholders entitled to vote thereon that would be required to take such action if the action were taken by a corporation formed on or after July 1, 1994."


     IN WITNESS WHEREOF, International Nursing Services, Inc. has caused these Articles of Amendment to Articles of Incorporation to be signed by its Chief Executive Officer, effective as of the date of filing of these Articles of Amendment to Articles of Incorporation with the Secretary of State of the State of Colorado.

                                        INTERNATIONAL NURSING  SERVICES,  INC.


                                         By:_______________________________
                                           John P. Yeros
                                           Its Chief Executive Officer





                                                      EXHIBIT C

                                 ARTICLE 113
                             DISSENTERS' RIGHTS

     PART 1

     RIGHT OF DISSENT-
     PAYMENT FOR SHARES

     7-113-101.  DEFINITIONS.  For purposes of this article:

     (1) "Beneficial shareholder" means the beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

     (2) "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring domestic or foreign Corporation, by merger or share exchange of that issuer.

     (3) "Dissenter" means a shareholder who is entitled to dissent from corporate action under section 7-113-102 and who exercises that right at the time and in the manner required by part 2 of this article.

     (4) "Fair value," with respect to a dissenter's shares, means the value of the shares immediately before the effective date of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action except to the extent that exclusion would be inequitable.

     (5) "Interest" means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the Corporation on its principal bank loans or, if none, at the legal rate as specified in section 5-12-101, C.R.S.

     (6) "Record shareholder" means the person in whose name shares are registered in the records of a Corporation or the beneficial owner of shares that are registered in the name of a nominee to the extent such owner is recognized by the Corporation as the shareholder as provided in section 7-107-204.

     (7) "Shareholder means either a record shareholder or a beneficial shareholder.


     7-113-102.  RIGHT TO DISSENT.

     (1) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any of the following corporate actions:

     (a) Consummation of a plan of merger to which the Corporation is a party if:

     (I) Approval by the shareholders of that Corporation is required for the merger by section 7-111-103 or 7-111-104 or by the articles of inCorporation; or

     (II) The Corporation is a subsidiary that is merged with its parent Corporation under section 7-111-104;

     (b) Consummation of a plan of share exchange to which the Corporation is a party as the Corporation whose shares will be acquired;

     (c) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of the Corporation for which a shareholder vote is required under section 7-112-102(1); and

     (d) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of an entity controlled by the Corporation if the shareholders of the Corporation were entitled to vote upon the consent of the Corporation to the disposition pursuant to section 7-112-102(2).

     (1.3)     A shareholder is not entitled to dissent and obtain payment, under subsection (1) of this section, of the fair value of the shares of any class or series of shares which either were listed on a national securities exchange registered under the federal "Securities Exchange Act of 1934," as amended, or on the national market system of the national association of securities dealers automated quotation system, or were held of record by more than two thousand shareholders, at the time of:

     (a) The record date fixed under section 7-107-107 to determine the shareholders entitled to receive notice of the shareholders' meeting at which the corporate action is submitted to a vote;

     (b) The record date fixed under section 7-107-104 to determine shareholders entitled to sign writings consenting to the corporate action; or

     (c) The effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.

     (1.8)     The limitation set forth in subsection (1.3) of this section shall not apply if the shareholder will receive for the shareholder's shares, pursuant to the corporate action, anything except:

     (a) Shares of the Corporation surviving the consummation of the plan merger of share exchange;

33


     (b) Shares of any other Corporation which at the effective date of the plan of merger or share exchange either will be listed on a national securities exchange registered under the federal "Securities Exchange Act of 1934," as amended, or on the national market system of the national association of securities dealers automated quotation system, or will be held of record by more than two thousand shareholders;

     (c)     Cash in lieu of fractional shares; or

     (d) Any combination of the foregoing described shares or cash in lieu of fractional shares.

     (2)     (Delated by amendment, L. 96, p. 1321, ' 30, effective June 1,
1996.)

     (2.5)     A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of a reverse split that reduces the number of shares owned by the shareholder to a fraction of a share or to scrip if the fractional share or scrip so created is to be acquired for cash or the scrip is to be voided under section 7-106-104.

     (3) A shareholder is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any corporate action to the extent provided by the bylaws or a resolution of the board of directors.

     (4) A shareholder entitled to dissent and obtain payment for the shareholder's shares under this article may not challenge the corporate action creating such entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the Corporation.


     7-113-103.  DISSENT BY NOMINEES AND BENEFICIAL OWNERS.

     (1) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in the record shareholder's name only if the record shareholder dissents with respect to all shares beneficially owned by any one person and causes the Corporation to receive written notice which states such dissent and the name, address, and federal taxpayer identification number, if any, of each person on whose behalf the record shareholder asserts dissenters' rights. The rights of a record shareholder under this subsection
(1) are determined as if the shares as to which the record shareholder dissents and the other shares of the record shareholder were registered in the names of a different shareholders.

     (2) A beneficial shareholder may assert dissenters' rights as to the shares held on the beneficial shareholder's behalf only if:

     (a) The beneficial shareholder causes the Corporation to receive the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and

     (b) The beneficial shareholder dissents with respect to all shares beneficially owned by the beneficial shareholder.

     (3) The Corporation may require that, when a record shareholder dissents with respect to the shares held by any one or more beneficial shareholders, each such beneficial shareholder must certify to the Corporation that the beneficial shareholder and the record shareholder or record shareholders of all shares owned beneficially by the beneficial shareholder have asserted, or will timely assert, dissenters' rights as to all such shares as to which there is no limitation on the ability to exercise dissenters' rights. Any such requirement shall be stated in the dissenters' notice given pursuant to section 7-113-203.


     PART 2

     PROCEDURE FOR EXERCISE
     OF DISSENTERS' RIGHTS

     7-113-201.  NOTICE OF DISSENTERS' RIGHTS.

     (1)     If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting, the notice of the meeting shall be given to all shareholders, whether or not entitled to vote. The notice shall state that shareholders are or may be entitled to assert dissenters' rights under this article and shall be accompanied by a copy of this article and the materials, if any, that, under articles 101 to 117 of this title, are required to be given to shareholders entitled to vote on the proposed action at the meeting. Failure to give notice as provided by this subsection (1) shall not affect any action taken at the shareholders' meeting for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7-113-202(1).

     (2)     If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104, any written or oral solicitation of a shareholder to execute a writing consenting to such action contemplated in section 7-107-104 shall be accompanied or preceded by a written notice stating that shareholders are or may be entitled to assert dissenters' rights under this article, by a copy of this article, and by the materials, if any, that, under articles 101 to 117 of this title, would have been required to be given to shareholders entitled to vote on the proposed action if the proposed action were submitted to a vote at a shareholders' meeting. Failure to give notice as provided by this subsection (2) shall not affect any action taken pursuant to section 7-107-104 for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7-113-202(2).


     7-113-202.  NOTICE OF INTENT TO DEMAND PAYMENT.

     (1)     If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting and if notice of dissenters' rights has been given to such shareholder in connection with the action pursuant to section 7-113-201 (1), a shareholder who wishes to assert dissenters' rights shall:

     (a) Cause the Corporation to receive, before the vote is taken, written notice of the shareholder's intention to demand payment for the shareholder's shares if the proposed corporate action is effectuated; and

     (b)     Not vote the shares in favor of the proposed corporate action.

     (2)     If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104 and if notice of dissenters' rights has been given to such shareholder in connection with the action pursuant to section 7-113-201(2), a shareholder who wishes to assert dissenters' rights shall not execute a writing consenting to the proposed corporate action.

     (3)     A shareholder who does not satisfy the requirements of subsection
(1) or (2) of this section is not entitled to demand payment for the shareholder's shares under this article.


     7-113-203.  DISSENTERS' NOTICE.

     (1)     If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized, the Corporation shall give a written dissenters' notice to all shareholders who are entitled to demand payment for their shares under this article.

     (2) The dissenters' notice required by subsection (1) of this section shall be given no later than ten days after the effective date of the corporate action creating dissenters' rights under section 7-113-102 and shall:

     (a) State that the corporate action was authorized and state the effective date or proposed effective date of the corporate action;

     (b) State an address at which the Corporation will receive payment demands and the address of a place where certificates for certificated shares must be deposited;

     (c) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

     (d) Supply a form for demanding payment, which form shall request a dissenter to state an address to which payment is to be made;

     (e) Set the date by which the Corporation must receive the payment demand and certificates for certificated shares, which date shall not be less than thirty days after the date the notice required by subsection (1) of this section is given;

     (f) State the requirement contemplated in section 7-113-103(3), if such requirement is imposed; and

     (g)     Be accompanied by a copy of this article.


     7-113-204.  PROCEDURE TO DEMAND PAYMENT.

     (1)     A shareholder who is given a dissenters' notice pursuant to section 7-113-203 and who wishes to assert dissenters' rights shall, in accordance with the terms of the dissenters' notice:

     (a) Cause the Corporation to receive a payment demand, which may be the payment demand form contemplated in section 7-113-203(2)(d), duly completed, or may be stated in another writing; and

     (b)     Deposit the shareholder's certificates for certificated shares.

     (2)     A shareholder who demands payment in accordance with subsection
(1) of this section retains all rights of a shareholder, except the right to transfer the shares, until the effective date of the proposed corporate action giving rise to the shareholder's exercise of dissenters' rights and has only the right to receive payment for the shares after the effective date of such corporate action.

     (3) Except as provided in section 7-113-207 or 7-113-209(1)(b), the demand for payment and deposit of certificates are irrevocable.

     (4) A shareholder who does not demand payment and deposit the shareholder's share certificates as required by the date or dates set in the dissenters' notice is not entitled to payment for the shares under this article.

     7-113-205.  UNCERTIFICATED SHARES.

     (1) Upon receipt of a demand for payment under section 7-113-204 from a shareholder holding uncertificated shares, and in lieu of the deposit of certificates representing the shares, the Corporation may restrict the transfer thereof.

     (2) In all other respects, the provisions of section 7-113-204 shall be applicable to shareholders who own uncertificated shares.


     7-113-206.  PAYMENT.

     (1) Except as provided in section 7-113-208, upon the effective date of the corporate action creating dissenters' rights under section 7-113-102 or upon receipt of a payment demand pursuant to section 7-113-204, whichever is later, the Corporation shall pay each dissenter who complied with section 7-113-204, at the address stated in the payment demand, or if no such address is stated in the payment demand, at the address shown on the Corporation's current record of shareholders for the record shareholder holding the dissenter's shares, the amount the Corporation estimates to be the fair value of the dissenter's shares, plus accrued interest.

     (2) The payment made pursuant to subsection (1) of this section shall be accompanied by:

     (a) The Corporation's balance sheet as of the end of its most recent fiscal year or, if that is not available, the Corporation's balance sheet as of the end of a fiscal year ending not more than sixteen months before the date of payment, an income statement for that year, and, if the Corporation customarily provides such statements to shareholders, a statement of changes in shareholders' equity for that year and a statement of cash flow for that year, which balance sheet and statements shall have been audited if the Corporation customarily provides audited financial statements to shareholders, as well as the latest available financial statements, if any, for the interim or full-year period, which financial statements need not be audited;

     (b) A statement of the Corporation's estimate of the fair value of the shares;

     (c)     An explanation of how the interest was calculated;

     (d)     A statement of the dissenter's right to demand payment under section 7-113-209; and

     (e)     A copy of this article.

     7-113-207.  FAILURE TO TAKE ACTION.

     (1) If the effective date of the corporate action creating dissenters' rights under section 7-113-102 does not occur within sixty days after the date set by the Corporation by which the Corporation must receive the payment demand as provided in section 7-113-203, the Corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

     (2) If the effective date of the corporate action creating dissenters' rights under section 7-113-102 occurs more than sixty days after the date set by the Corporation by which the Corporation must receive the payment demand as provided in section 7-113-203, then the Corporation shall send a new dissenters' notice, as provided in section 7-113-203, and the provisions of sections 7-113-204 to 7-113-209 shall again be applicable.

     7-113-208. SPECIAL PROVISIONS RELATING TO SHARES ACQUIRED AFTER ANNOUNCEMENT OF PROPOSED CORPORATE ACTION.

     (1) The Corporation may, in or with the dissenters' notice given pursuant to section 7-113-203, state the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters' rights under section 7-113-102 and state that the dissenter shall certify in writing, in or with the dissenter's payment demand under section 7-113-204, whether or not the dissenter (or the person on whose behalf dissenters' rights are asserted) acquired beneficial ownership of the shares before that date. With respect to any dissenter who does not so certify in writing, in or with the payment demand, that the dissenter or the person on whose behalf the dissenter asserts dissenters' rights acquired beneficial ownership of the shares before such date, the Corporation may, in lieu of making the payment provided in section 7-113-206, offer to make such payment if the dissenter agrees to accept it in full satisfaction of the demand.

     (2) An offer to make payment under subsection (1) of this section shall include or be accompanied by the information required by section 7-113-206(2).

     7-113-209.  PROCEDURE IF DISSENTER IS DISSATISFIED WITH PAYMENT OR OFFER.

     (1) A dissenter may give notice to the Corporation in writing of the dissenter's estimate of the fair value of the dissenter's shares and of the amount of interest due and may demand payment of such estimate, less any payment made under section 7-113-206, or reject the Corporation's offer under section 7-113-208 and demand payment of the fair value of the shares and interest due, if:

     (a) The dissenter believes that the amount paid under section 7-113-206 or offered under section 7-113-208 is less than the fair value of the shares or that the interest due was incorrectly calculated;

     (b) The Corporation fails to make payment under section 7-113-206 within sixty days after the date set by the Corporation by which the Corporation must receive the payment demand; or

     (c) The Corporation does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares as required by section 7-113-207(1).

     (2) A dissenter waives the right to demand payment under this section unless the dissenter causes the Corporation to receive the notice required by subsection (1) of this section within thirty days after the Corporation made or offered payment for the dissenter's shares.

     PART 3

     JUDICIAL APPRAISAL OF SHARES

     7-113-301.  COURT ACTION.

     (1) If a demand for payment under section 7-113-209 remains unresolved, the Corporation may, within sixty days after receiving the payment demand, commence a proceeding and petition the court to determine the fair value of the shares and accrued interest. If the Corporation does not commence the proceeding within the sixty-day period, it shall pay to each dissenter whose demand remains unresolved the amount demanded.

     (2) The Corporation shall commence the proceeding described in subsection (1) of this section in the district court of the county in this state where the Corporation's principal office is located or, if the Corporation has no principal office in this state, in the district court of the county in which its registered office is located. If the Corporation is a foreign Corporation without a registered office, it shall commence the proceeding in the county where the registered office of the domestic Corporation merged into, or whose shares were acquired by, the foreign Corporation was located.

     (3) The Corporation shall make all dissenters, whether or not residents of this state, whose demands remain unresolved parties to the proceeding commenced under subsection (2) of this section as in an action against their shares, and all parties shall be served with a copy of the petition. Service on each dissenter shall be by registered or certified mail, to the address stated in such dissenter's payment demand, or if no such address is stated in the payment demand, at the address shown on the Corporation's current record of shareholder for the record shareholder holding the dissenter's shares, or as provided by law.

     (4) The jurisdiction of the court in which the proceeding is commenced under subsection (2) of this section is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to such order. The parties to the proceeding are entitled to the same discovery rights as parties in other civil proceedings.

     (5) Each dissenter made a party to the proceeding commenced under subsection (2) of this section is entitled to judgment for the amount, if any, by which the court finds the fair value of the dissenter's shares, plus interest, exceeds the amount paid by the Corporation, or for the fair value, plus interest, of the dissenter's shares for which the Corporation elected to withhold payment under section 7-113-208.

     7-113-302.  COURT COSTS AND COUNSEL FEES.

     (1) The court in an appraisal proceeding commenced under section 7-113-301 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the Corporation; except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under section 7-113-209.

     (2) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

     (a) Against the Corporation and in favor of any dissenters if the court finds the Corporation did not substantially comply with the requirements of part 2 of this article; or

     (b) Against either the Corporation or one or more dissenters, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this article.

      (3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the Corporation, the court may award to said counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefitted.





[Form  of  Proxy  Card]
                        INTERNATIONAL  NURSING  SERVICES, INC.
                       360  South  Garfield Street,  Suite  400
                            Denver,  Colorado 80209-3136

                       PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                                   January  30, 1998

  The undersigned hereby appoints each of John P. Yeros and Barry J McDonald, individually, as proxy and attomey-in-fact for the undersigned, with full power of substitution, to vote on behalf of the undersigned at the Company's 1997 Annual Meeting of Shareholders to be held on January 30, 1998 and at any adjournment(s) or postponement(s) thereof, all shares of the Common Stock, $.001 par value, of the Company standing in the name of the undersigned or which the undersigned may be entitled to vote as follows:

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ITEMS 1, 2, 3, 4 AND 5. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof, hereby revoking any proxy or proxies heretofore given by the undersigned. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

1.  ELECTION OF DIRECTORS     FOR ALL NOMINEES [  ]     WITHHOLD AUTHORITY[]
                          (except as  indicated  below    to  vote  for  all
                                                                nominees

Nominees:    John  P.  Yeros,  Thomas  J.  Oberle,  and  Charles  Powell.
To withhold authority to vote for any individual nominee, write that individual's name in this space:



[Reverse  Side]

2. To approve the proposal of the Board of Directors to effect a reverse split of the Company's outstanding shares of Common Stock:
                            FOR  [    ]  AGAINST  [    ]   ABSTAIN  [    ]

3. To approve the amendment of the Company's Articles of Incorporation to change the name of the Company to "Medix Resources, Inc.":

                            FOR  [    ]  AGAINST  [    ]   ABSTAIN  [    ]

4. To approve the amendment of the Company's Articles of incorporation to decrease the number of shareholder votes required to adopt amendments to the Company's Articles of Incorporation as provided by the Colorado Business Corporation Act:

                            FOR  [    ]  AGAINST  [    ]   ABSTAIN  [    ]

5. Ratify the selection by the Board of Directors of Ehrhardt Keefe Steiner & Hottman as independent public accountants, to audit the financial statements of the Company for the 1997 fiscal year:

                            FOR  [    ]  AGAINST  [    ]   ABSTAIN  [    ]



Please  sign  exactly  as  name  appears  at  left:


Dated:__________________________________________

Signature:_______________________________________

Signature  (if  held
jointly):__________________________

When shares are held by joint tenants, both must sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such . If a corporation, please sign in the corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.